Summary Prospectus Supplement

September 17, 2013

Morgan Stanley Institutional Fund, Inc.

Supplement dated September 17, 2013 to the Morgan Stanley Institutional Fund, Inc. (the "Fund") Summary Prospectus dated April 30, 2013, as amended July 18, 2013 of:

Opportunity Portfolio (the "Portfolio")

Effective October 1, 2013, the first paragraph of the section of the Summary Prospectus entitled "Fees and Expenses" is hereby deleted and replaced with the following:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the "Shareholder Information—Exchange Privilege" section on page 29 of the Prospectus) held in Related Accounts (as defined in the "Shareholder Information—How To Purchase Class A Shares" section on page 25 of the Prospectus), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your financial adviser and in the "Shareholder Information—How To Purchase Class A Shares" section on page 25 of the Prospectus.

Please retain this supplement for future reference.

  SU-MSIF-19 SPT-913